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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) October 22, 1997



                 AMERICAN CRAFT BREWING INTERNATIONAL LIMITED
            (Exact Name of  Registrant as Specified in Its Charter)



                                    1-12119
                           (Commission File Number)



     Bermuda                                                 72-1323940
(State of other jurisdiction of incorporation)       (I.R.S. Employer
                                                        Identification Number)



         One Galleria Boulevard, Suite 1714, Metairie, Louisiana 70001 (Address, including zip code, of Principal Executive Offices)


                                (504) 849-2739
             (Registrant's telephone number, including area code)
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Item 4.  Changes in Registrant's Certifying Accountant.

     On October 31, 1997, American Craft Brewing International Limited (the "Company") and Arthur Andersen LLP ("Arthur Andersen"), named Coopers & Lybrand LLP ("Coopers & Lybrand") as their new independent accountants replacing Arthur Andersen LLP ("Arthur Andersen") as the Company's independent accountants. The Company's Audit Committee recommended and approved the engagement of Coopers & Lybrand.

Arthur Andersen was the independent accountant for the Company's two most recent fiscal years. Arthur Andersen's report on the Company's financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused the former accountants to make reference to the subject matter of the disagreement in connection with its reports. No "reportable event" as defined in Rule 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and any subsequent interim period through the date of this Report on Form 8-K. The Company has authorized the former accountant to respond fully to the inquiries of the successor accountant.

     The Company provided to the former accountant a copy of this Report on Form 8-K in the form in which it has been filed with the Commission. The former accountant has furnished the Company with a letter addressed to the Commission, which is filed as an Exhibit to this Report, indicating that it agrees with the statements made in this Report.


Item 5.  Other Events.

     On October 22, 1997, the Company entered into a Contract Brewing and Packing Agreement (the "Agreement") with Anheuser-Busch Incorporated ("Anheuser-Busch") pursuant to which Cerveceria Rio Bravo, S.A. de C.V., a subsidiary of the Company, will produce and package a private label beer for Anheuser-Busch. The Agreement has a term of eight months and is subject to earlier termination upon the occurrence of events specified in the Agreement. The Company completed is first shipment of the private label beer on October 23, 1997.


Item 7.  Financial Statements and Exhibits.


(a)  Financial Statements of Business Acquired.
     Not Applicable

(b)  Pro Forma Financial Information.
     Not Applicable

(c)  Exhibits.
     The following exhibits are filed herewith:

     16.  Letter from Arthur Andersen LLP addressed to the Commission.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                     AMERICAN CRAFT BREWING
                                     INTERNATIONAL LIMITED



Date:   November 5, 1997                  By: /s/  James L. Ake
                                             -------------------------
                                             James L. Ake
                                             Executive Vice President

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                                 EXHIBIT INDEX


16.     Letter from Arthur Andersen LLP addressed to the Commission.